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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                      FORM 8-K

                                   CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   July 9, 1997
                                               -------------------------



                              Smith Barney Holdings Inc.
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                (Exact name of registrant as specified in its charter)


    Delaware              1-12484            06-1274088
    --------------      ------------        ------------
    (State or other      (Commission         (IRS Employer
    jurisdiction of      File Number)        Identification No.)
    incorporation)

    388 Greenwich Street, New York, NY                10013
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                 (Address of principal executive offices) (Zip Code)

                                    (212) 816-6000
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                 (Registrant's telephone number, including area code)


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                              SMITH BARNEY HOLDINGS INC.
                              CURRENT REPORT ON FORM 8-K




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              EXHIBITS:

   Exhibit No.        Description
   -----------        -----------
    1.01              Terms Agreement, dated July 9, 1997, among the Company
                      and Smith Barney Inc., CS First Boston Corporation,
                      Chase Securities, Inc., J.P. Morgan Securities Inc.,
                      Salomon Brothers Inc and UBS Securities LLC, as
                      Underwriters, relating to the offer and sale of the Company's 6 5/8% Notes due July 1, 2002.

    4.01              Form of Note for the Company's 6 5/8% Notes due July 1,
                      2002.


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                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  July 10, 1997             SMITH BARNEY HOLDINGS INC.


                                  By: /s/ Mark I. Kleinman
                                     ---------------------------
                                     Mark I. Kleinman
                                     Executive Vice President
                                      and Treasurer


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